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                               MFS SERIES TRUST XI

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                         REDESIGNATION OF CLASS W SHARES

      Pursuant to Sections 6.10 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust XI, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby redesignate all existing Class W Shares (as defined in the Declaration) of MFS Blended Research Core Equity Fund, a series of the Trust, as "Class R5 Shares" effective May 30, 2012.


      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 21, 2012 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


WILLIAM R. GUTOW
PersonNameWilliam R. Gutow
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116



MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
500 Boylston Street
Boston, MA 02116


J. DALE SHERRATT J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116


ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116



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